March 30, 2015

TOUCHSTONE STRATEGIC TRUST

Touchstone Capital Growth Fund

Supplement to the Prospectus, Summary Prospectus, and

Statement of Additional Information dated October 30, 2014

At a meeting of the Board of Trustees (the “Board”) of Touchstone Strategic Trust (the “Trust”) held on February 12, 2015, the Board, including those Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940, as amended, approved a proposal, subject to shareholder approval, to reorganize the Touchstone Capital Growth Fund (the “Capital Growth Fund”) into the Touchstone Large Cap Fund (the “Large Cap Fund,” and together with the Capital Growth Fund, the “Funds”), another series of the Trust, pursuant to an Agreement and Plan of Reorganization (the “Agreement”). The proposed merger of the Capital Growth Fund into the Large Cap Fund is referred to hereafter as the “Reorganization”.  In making its decision, the Board carefully considered the recommendation of the Funds’ investment advisor, Touchstone Advisors, Inc. (the “Advisor”), that the Reorganization was advisable to eliminate the offering of overlapping Funds with substantially the same investment goals and principal investment strategies and to provide potential efficiencies and economies of scale for the Funds.

Shareholders of record of the Capital Growth Fund as of March 27, 2015, will meet to vote on the proposed Reorganization on May 26, 2015. Subject to approval, pursuant to the Agreement, the Capital Growth Fund will transfer all of its assets and liabilities to the Large Cap Fund.  Immediately after the Reorganization, shareholders of the Capital Growth Fund will own shares of the Large Cap Fund that are equal in value to the shares of the Capital Growth Fund that they held immediately prior to the closing of the Reorganization (although the number of shares and the net asset value per share may be different).  Shareholders of the Capital Growth Fund will not incur any sales charges or other transaction charges as a result of the Reorganization. Expenses associated with the Reorganization will be borne by the Advisor.

Effective as of the close of business on April 30, 2015, all classes of the Capital Growth Fund will be closed to investments by new investors, except that the Capital Growth Fund may continue to accept new investors from certain existing institutional relationships and systematic contributions from defined contribution and similar plans.  It is anticipated that, subject to shareholder approval, the Reorganization will be consummated as of the close of business on or about June 26, 2015.  It is also anticipated that the Reorganization will be on a tax-free basis, which means that generally no gain or loss will be recognized for federal income tax purposes by the Capital Growth Fund or its shareholders as a direct result of the Reorganization.

For more information about the Large Cap Fund’s investment goals, strategies, and risks, see its prospectus and Statement of Additional Information.  You can obtain a copy of the prospectus or Statement of Additional Information by calling 1.800.543.0407, by writing the Trust at P.O. Box 9878, Providence, RI 02940-8078, or by visiting the website at TouchstoneInvestments.com.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54BB-TST-TSCGX-S3-1503